SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934


                         Date of Report: October 5, 2004


        Nano Superlattice Technology, Inc. f/k/a Wigwam Development, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        000-50177                                          95-4735252
(Commission File Number)                       (IRS Employer Identification No.)


No. 666 Jhensing Road, Gueishan Township, Taoyuan County 333 Taiwan
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: 886-3-349-8677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Nano Superlattice Technology, Inc. f/k/a Wigwam Development, Inc. hereby files this amendment to its Current Report on Form 8-K dated June 25, 2004 and filed with the SEC on July 20, 2004 in order to add Exhibit 16.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.                             Description
-----------                             -----------

  16.1 Letter of Armando C. Ibarra, a Professional Corporation, to the Securities and Exchange Commission.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NANO SUPERLATTICE TECHNOLOGY, INC.


                                     By: /s/ Alice Hwang
                                        --------------------------------------
                                     Name:  Alice Hwang
                                     Title: President
Dated: October 7, 2004


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